Exhibit 24.1

Consent of Independent Public Accountants

        As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-67164.

/s/ ARTHUR ANDERSEN LLP
Portland, Oregon April 11, 2002